FIRST INDIANA CORPORATION
                        2004 EXECUTIVE COMPENSATION PLAN

         First Indiana Corporation, an Indiana corporation ("Corporation"), establishes the following First Indiana Corporation 2004 Executive Compensation Plan ("Plan"), subject to the approval of its shareholders.

1. Purpose. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by directors, officers and selected employees, and to provide them incentives to put forth maximum efforts for the success of the business of the Corporation and its Subsidiaries (collectively, the "Employers"), in order to serve the best interests of Corporation and its shareholders.

2.   Effective Dates and Term.

     2.1. The  provisions  of Sections 1, 2, 3.2,  3.3, 3.4, 3.5, 3.6, 3.7, 3.8,
          3.9, 3.10,  3.13,  3.15,  3.16, 3.17, 3.19, 3.20, 3.21, 3.22, 3.28, 4,
          5.2, 5.3, 7, 8, 15, 17, 22, 23, 24, 25, 26, 27.1, 27.5, 27.6, 27.7 and
          28 hereof shall become effective on October 20, 2004, subject to the approval of the Plan by the shareholders of the Corporation at their annual meeting in 2005. If such approval is not obtained, all Awards made pursuant to or subject to such provisions shall be null and void.

     2.2. The remaining provisions of this Plan shall become effective on the date on which the Plan is approved by the shareholders of the Corporation.

     2.3. The Plan will expire on the tenth anniversary of the date on which it is approved by the shareholders of the Corporation. No further Awards will be made under the Plan on or after such tenth anniversary.

3. Definitions. The following terms, when used in the Plan with initial capital letters, will have the following meanings:

     3.1. Appreciation Right means a right granted pursuant to Section 10.

     3.2. Award means an award of Stock Options, Appreciation Rights, Restricted Shares, Unrestricted Shares, Deferred Shares or Incentive Compensation pursuant to the Plan.

     3.3. Bank means First Indiana Bank, N.A., a wholly-owned Subsidiary of the Corporation

     3.4. Board means the Board of Directors of the Corporation.

     3.5. Change in Control means the first to occur of the following, unless and except to the extent the applicable Evidence of Award sets forth a more restrictive definition, either generally or for certain purposes,

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          in  order  for  an  Award  to  satisfy   applicable   requirements  of
          sub-paragraph (2)(v) of subsection (a) of Code section 409A:

          3.5.1. The acquisition by any individual, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities");
               provided,  however,  that the  following  acquisitions  of common
               stock  shall  not  constitute  a  Change  in  Control:   (i)  any
               acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege by one or more Persons acting in concert, and excluding an acquisition that would be a Change in Control under Section 3.5.3), (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation or other entity controlled by the Corporation, (iv) any acquisition by any corporation or other entity pursuant to a reorganization, merger or consolidation which would not be a Change in Control under Section 3.5.3; or (v) any acquisition by an Exempt Person; or

          3.5.2. Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened "election contest" or other actual or threatened "solicitation" (as such terms are used in Rule 14a 11 of Regulation 14A promulgated under the Exchange Act) of proxies or consents by or on behalf of a person other than the Incumbent Board; or

          3.5.3. Consummation of a reorganization, merger, share exchange or consolidation of the Corporation, unless, following such reorganization, merger, share exchange or consolidation, (i) 75% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and the combined voting power of the then outstanding voting securities

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               of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger, share exchange or consolidation in substantially the same
               proportions  as  their  ownership,   immediately  prior  to  such
               reorganization,  merger, share exchange or consolidation, (ii) no
               Person  (excluding  the  Corporation,   any  Exempt  Person,  any
               employee  benefit plan (or related  trust) of the  Corporation or
               such   corporation   or  other   entity   resulting   from   such
               reorganization,  merger,  share exchange or consolidation and any
               person   beneficially   owning,   immediately   prior   to   such
               reorganization, merger, share exchange or consolidation, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of
               the   corporation   or   other   entity   resulting   from   such
               reorganization, merger, share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation or other entity, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, share exchange or consolidation; or

          3.5.4. Consummation of (i) a complete liquidation or dissolution of the Corporation or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation or other entity, with respect to which, following such sale or other disposition, (A) 75% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or

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               indirectly,  20% or more of,  respectively,  the then outstanding shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation; or

          3.5.5. The occurrence of one transaction or a series of transactions, which has the effect of a divestiture by the Corporation of 25% or more of the combined voting power of the outstanding voting securities of the Bank; or

          3.5.6. The occurrence of any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Bank (other than to the Corporation or one or more Exempt Persons).

               For purposes of this Section 3.5, "Exempt Person" means (i) Robert H. McKinney; (ii) Arlene A. McKinney; (iii) any Exempt Descendant (as defined below); (iv) any corporation, partnership, trust or other organization a majority of the beneficial ownership interest of which is owned directly or indirectly by one or more of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (v) any estate or other successor-in-interest by operation of law of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; and (vi) with reference to an issuer, any group within the meaning of Rule 13d-5(b) under the Exchange Act, if the majority of the shares of such issuer beneficially owned by such group is attributable to shares of such issuer which would be considered beneficially owned by individuals and entities described in (i) through (v) inclusive absent the existence of the group. For purposes of this definition, "Exempt Descendant" shall mean any child, grandchild or other descendant of Robert H. McKinney, or any spouse of any such child, grandchild or other descendant, including in all cases adoptive relationships.

     3.6. Code means the Internal Revenue Code of 1986, as in effect from time to time.

     3.7. Committee means the Compensation Committee of the Board and, to the extent the administration of the Plan has been assumed by the Board pursuant to Section 26.1, the Board.

     3.8. Common Stock means the Common Stock of the Corporation or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section 20.

     3.9. Continuous Status means that the Participant's relationship with the Employers as a director, officer or employee, is not interrupted or terminated. Continuous Status shall not be considered interrupted in the case of transfers between locations of an Employer, or between Employers, or, to the extent provided in Section 17.1 below or the applicable Evidence of Award, from an Employer to any successor of an Employer. The Committee in its discretion may determine (a) whether any leave of absence constitutes a termination of Continuous Status for purposes of the Plan and (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence is not so guaranteed, then on the 181st day of such leave any Incentive Stock Option held by the grantee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

     3.10.Date of Grant means the date specified by the Committee on which an Award will become effective.

     3.11.Deferral Period means the period of time during which Deferred Shares are subject to deferral limitations under Section 13.

     3.12.Deferred Shares means an Award pursuant to Section 13 of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     3.13.Evidence  of Award  means an  agreement,  certificate,  resolution  or other
         type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of an Employer and need not be signed by a representative of the Corporation or the Participant.

     3.14.Grant Price means the price per share of Common Stock at which an Appreciation Right not granted in tandem with a Stock Option is granted.

     3.15.Incentive Compensation means an Award granted in accordance with an incentive program that is adopted pursuant to and subject to the conditions set forth in Section 15.

     3.16.Market  Value per Share  means,  with  reference  to a share of Common
          Stock and a given day, the per share value of Common Stock on such day, determined as follows.

          3.16.1. If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price of Common Stock on such day or, if no reported sale takes place on such day, the average of the high bid and low asked price of Common Stock as reported on such Market for such day ("average price") or, if no such average price can be determined for such day, the most recent reported sale price of Common Stock within the preceding ten business days, or if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day;

          3.16.2. If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on such day (the "average price"), or, if no such average price can be determined for such day, the most recent reported sale price within the preceding ten business days, or, if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day; or,

          3.16.3. In the event that neither Section 3.16.1 nor Section 3.16.2 shall apply, the Market Value per Share of a share of Common
               Stock on any day shall be determined in good faith by the Compensation Committee.

     3.17.Non-Employee Director means a member of the Board who is not a regular full-time employee of the Corporation or any Subsidiary.

     3.18.Option Price means the purchase price per share payable on exercise of a Stock Option.

     3.19.Participant means, with respect to an Award, the individual to whom such Award is granted.

     3.20.Performance  Goal means,  with reference to a Performance  Measure,  a specific level that is sought to be achieved. Performance Goals may be set in respect of various levels of achievement. For example, base level, target level, base extra achievement and target extra achievement Performance Goals may be set in respect of the same Performance Measure.

     3.21.Performance  Measure means,  with reference to a Performance Goal, the
          business  or  financial   econometric  with  reference  to  which  the
          Performance Goal is set.

     3.22.Performance Period means, with respect to an Award, a period of time within which the Performance Goals relating to such Award are to be measured.

     3.23.Performance Unit means a unit equivalent to $100 (or such other value as the Committee determines) granted pursuant to Section 14.

     3.24.Restricted Shares means shares of Common Stock granted or sold pursuant to Section 11 as to which neither the ownership restrictions nor the restrictions on transfer have expired.

     3.25.Rule  16b-3  means  Rule  16b-3  under  Section  16 of the  Securities
          Exchange Act of 1934, as amended (or any successor rule to the same effect), as in effect from time to time.

     3.26.Spread means the excess of the Market Value per Share on the date an Appreciation Right is exercised over (i) the Option Price provided for in the Stock Option granted in tandem with the Appreciation Right or
          (ii) if there is no tandem Stock Option, the Grant Price provided for in the Appreciation Right, in either case multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

     3.27.Stock Option means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 9 below.

     3.28.Subsidiary means (i) any corporation of which at least 50% of the total combined voting power of all outstanding shares of stock is owned directly or indirectly by the Corporation, (ii) any partnership of which at least 50% of the profits interest or capital interest is owned directly or indirectly by the Corporation and (iii) any other entity of which at least 50% of the total equity interest is owned directly or indirectly by the Corporation.

4. Persons Eligible for Awards. Awards under the Plan may be made to such directors, officers and other employees of the Employers (including prospective employees conditioned on their becoming employees) (collectively, "Eligible Persons") as the Compensation Committee in its discretion shall select.

5.   Awards.

     5.1. Form of Awards. Awards under the Plan may be made in the form of Stock Options, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Units or Incentive Compensation.

     5.2. Evidence of Award. Each Award shall be evidenced by an Evidence of Award in such form as the Committee shall prescribe, setting forth the terms and conditions of the Award. The Evidence of Award shall specify that the Award is subject to the terms and provisions of the Plan as in effect from time to time (including the limitation on Plan amendments set forth in Section 27.1 below).

     5.3. Surrender and Exchange of Awards. The Committee may in its discretion grant to a Participant who has been granted an Award under the Plan or an award under any other employee compensation or benefit plan maintained by the Corporation or any of its Subsidiaries (any such Award or award is referred to herein as a "Prior Award"), in exchange for the surrender and cancellation of such Prior Award or any portion thereof, a new Award under the Plan. As the Committee may determine in its discretion, the new Award so granted may be in a form different than that of the Prior Award surrendered, and may be granted subject to terms and conditions that differ from those to which the surrendered Prior Award were subject. Notwithstanding the foregoing, no grant of a new Award in exchange for a Prior Award may be made hereunder unless (i) the aggregate fair value of the new Award does not exceed the aggregate fair value of the Prior Award, determined as of the time the new Award is granted; and (ii) the grant of the new Award would not constitute a "repricing" of any Stock Option and would not otherwise be treated as a "material revision" of the Plan for purposes of the applicable rules of NASDAQ.

6.   Shares Available Under Plan.

     6.1. The maximum number of shares of Common Stock that may be issued or transferred as Restricted Shares, Unrestricted Shares or Deferred Shares under this Plan, or that may be issued or transferred upon the exercise or in settlement of Stock Options, Appreciation Rights, Performance Units or Incentive Compensation Awards granted under this Plan, is 801,000 shares. Such maximum number is subject to adjustment in accordance with Section 20 below. Shares so issued or transferred may be authorized but unissued shares or reacquired shares, including shares purchased on the open market.

     6.2. If any Award is canceled or forfeited, or is settled in cash, or terminates for any other reason without all of the shares in respect thereof being issued and becoming vested, then the shares as to which the Award is canceled, forfeited, settled in cash, or so terminates, may again be awarded under the Plan. Restricted shares issued under this Plan that are repurchased by the Corporation, pursuant to an exercise of its repurchase rights under the applicable Evidence of Award, for the same price for which they were sold to the Participant, shall be deemed forfeited for purposes of the foregoing. If previously acquired shares of Common Stock are delivered to the Corporation in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares available for future Awards under this Plan shall be reduced only by the net number of shares issued upon the exercise of the Stock Option.

     6.3. Shares of Common Stock issued in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of an unrelated entity shall not reduce the maximum number of shares available for issuance under this Plan, even if the shares are issued pursuant to replacement

          Awards granted under this Plan, provided such settlement, assumption or substitution is made in connection with an Employer's acquisition of such unrelated entity or an interest in such unrelated entity.

7. Limitations on Awards. Awards under the Plan will be subject to the following limitations:

     7.1. The maximum aggregate number of shares of Common Stock in respect of which stock-denominated Awards are granted to any one Participant, during any one calendar year, will not exceed 200,000 shares, subject to adjustment as provided in Section 20 below. This limitation will apply without regard to whether the applicable Award is settled in cash or in shares of Common Stock.

     7.2. The aggregate amount of compensation payable under cash-denominated Awards to any one Participant shall not exceed $500,000 in any calendar year. For this purpose, compensation payable under an incentive program in respect of a Performance Period that extends over two or more calendar years shall be deemed to be payable ratably over such Performance Period. This limitation will apply without regard to whether the applicable Award is settled in cash or in shares of Common Stock.

8.   Performance Measures and Goals.

     8.1. Performance Goals. In making Awards under the Plan, the Committee may establish specified Performance Goals which must be achieved during a specified Performance Period in order for the benefits under the Award to vest. Such Performance Goals may relate to the Participant or a particular group of Participants, to the Corporation or a Subsidiary, or to the Corporation and its Subsidiaries as a whole.

     8.2. Performance-Based Compensation. In making an Award under the Plan, the Committee may specify that the compensation provided thereunder is intended to qualify as "performance-based compensation" within the meaning of Code section 162(m). The payment of compensation under such an Award shall be conditioned solely on the attainment during a specified Performance Period of one or more pre-established, objective Performance Goals established by the Committee in accordance with the requirements of section 162(m) of the Code. Such Performance Goals shall be established in respect of one or more of the following
          Performance Measures: Net Income, Net Income Growth Rate, Return on Equity, Fair Market Value of Common Stock, Earnings Per Share, economic value added, level of non-performing loans, expense management, deposits, loan originations, market share, industry leadership and organizational development. Such Performance Goals and all levels of attainment thereof must be substantially uncertain as to outcome when established by the Committee.

9. Stock Options. The Committee may grant Awards of Stock Options to such Eligible Persons, for such number of shares of Common Stock, and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Such Awards may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions of this Section 9, to the extent applicable to the particular grant:

     9.1. No Stock Option will be exercisable more than ten years from the Date of Grant.

     9.2. Successive  grants may be made to the same Participant  whether or not
          any  Stock  Options  or  other  Awards  previously   granted  to  such
          Participant remain unexercised or outstanding.

     9.3. On or after the Date of Grant of a Stock Option, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

     9.4. The Evidence of Award documenting a Stock Option grant:

          9.4.1. Shall specify the number of shares of Common Stock to which the Stock Option relates.

          9.4.2. Shall specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

          9.4.3. May specify a required period or periods of Continuous Status by the Participant with the Employers that must be completed before the Stock Option or specified installments thereof will become exercisable.

          9.4.4. May specify Performance Goals that must be achieved as a condition to the exercise of the Stock Option.

          9.4.5. May provide for the earlier exercise of the Stock Option in the event of a Change in Control or other similar transaction or event.

          9.4.6. Shall specify whether the Option Price will be payable (i) in cash or by check acceptable to the Corporation, (ii) by the actual or constructive transfer to the Corporation of shares of Common Stock that have been owned by the Participant for at least six months (or, with the consent of the Committee, for less than six months) and that have an aggregate Market Value per Share on the date of exercise equal to the aggregate Option Price, (iii) with the consent of the Committee, by authorizing the Corporation to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate Market Value per Share on the date of exercise equal to the aggregate Option Price, (iv) to the extent permitted by law, by irrevocably authorizing a third party to sell shares of Common Stock acquired upon exercise of the Stock Option and to remit to the Corporation a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise and sale, or (v) by a combination of such methods of payment; provided, however, that the payment methods described in clauses (ii) and (iii) will not be available at any time that the Corporation is prohibited from purchasing or acquiring such shares of Common Stock.

          9.4.7. May provide for the effect on the Stock Option, or any shares of Common Stock issued, or other payment made, with respect to the Stock Option, of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary.

     9.5. Each Stock Option granted hereunder shall be designated in the Evidence of Award documenting such grant as either (i) a Stock Option intended to be treated as an Incentive Stock Option, or (ii) a Stock Option that shall be treated as a Non-Qualified Stock Option.
          Notwithstanding any other provisions of the Plan, Stock Options designated as Incentive Stock Options shall be subject to the following provisions:

          9.5.1. Incentive Stock Options may be granted only to Eligible Persons who are employees [within the meaning of Code section 3401(c)] of one or more Employers.

          9.5.2. If the aggregate Market Value (determined as of the Date of Grant) of Shares with respect to which Incentive Stock Options granted under this Plan and under all other stock option plans maintained by the Employers are exercisable for the first time by a Participant during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, the Stock Options creating such excess (in reverse chronological order, starting with the Stock Options having the latest Date of Grant) shall be treated as Non-Qualified Stock Options.

          9.5.3. No Incentive Stock Option shall be granted to an Eligible Person if, as of the Date of Grant of such Incentive Stock Option, such Eligible Person owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, unless (A) the per Share Option Price under such Incentive Stock Option is at least 110% percent of the Market Value per Share determined as of the Date of Grant of such Incentive Stock Option, and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the Date of Grant of such Incentive Stock Option.

          9.5.4. The Evidence of Award documenting the grant of any Incentive Stock Option shall require that if any Shares acquired upon the exercise of such Stock Option are disposed of within two years from the Date of Grant of such Stock Option, or within one year from the date as of which the Shares disposed of were transferred to the Participant pursuant to the exercise of such Stock Option, the Participant shall give the Corporation written notice of such disposition, within ten days following the date of such disposition.

     9.6. It is contemplated that most or all Stock Options granted under the Plan will be designed, granted and administered in a manner such that the Stock Option will not be deemed to provide for a deferral of compensation subject to Code section 409A. If the Committee intends for any Stock Option to be subject to Code section 409A, or potentially subject to Code section 409A, the Evidence of Award in respect of such Stock Option shall designate such Stock Option as a "409A Stock Option," and the terms of the grant shall in all respects comply with, and the grant shall in all respects be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause a Stock Option (other than a Stock Option designated as a 409A Stock Option) to be considered as providing for a deferral of compensation subject to Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

10. Appreciation Rights. The Committee may grant Awards of Appreciation Rights to such Eligible Persons, for such number of shares of Common Stock, and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. An Appreciation Right will be a right of the Participant to receive from the Corporation upon exercise an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Such Awards may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions of this Section 10:

     10.1.No Appreciation Right will be exercisable more than ten years from the Date of Grant.

     10.2.Successive grants may be made to the same Participant whether or not any Appreciation Rights or other Awards previously granted to such Participant remain unexercised or outstanding.

     10.3.On or after the Date of Grant, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

     10.4.Appreciation Rights may be granted in tandem with Stock Options or separate and apart from a grant of Stock Options. An Appreciation

          Right granted in tandem with a Stock Option may be exercised only by surrender of the related Stock Option.

     10.5.The amount payable on exercise of an Appreciation Right shall be paid in shares of Common Stock having an aggregate Market Value per Share on the date of exercise equal to the Spread. Alternatively, in the case of an Appreciation Right designated as a 409A Appreciation Right, or to the extent payment in cash would not cause the Appreciation Right to be subject to section 409A of the Code, such amount may be paid in cash or partly in cash, as determined by the Committee in its discretion.

     10.6. The Evidence of Award documenting an Appreciation Right grant:

          10.6.1. Shall state whether such grant is made in tandem with the grant of a Stock Option and, if it is not, the number of shares of Common Stock in respect of which it is made.

          10.6.2. Shall specify the Option Price (where the Appreciation Right is granted in tandem with a Stock Option) or the Grant Price (where the Appreciation Right is not granted in tandem with a Stock Option), which in either case shall not be less than 100% of the Market Value per Share on the Date of Grant.

          10.6.3. May specify a required period or periods of Continuous Status by the Participant with the Employers that must be completed before the Appreciation Right or installments thereof will become exercisable.

          10.6.4. May provide in respect of an Appreciation Right granted in tandem with a Stock Option that the Appreciation Right may be exercised only at a time when the Spread is positive and the related Stock Option also is exercisable.

          10.6.5. May provide for the earlier exercise of the Appreciation Right in the event of a Change in Control or other similar transaction or event.

          10.6.6. May specify that the amount payable to the Participant on exercise of the Appreciation Right may not exceed a maximum amount specified by the Committee at the Date of Grant.

          10.6.7. May specify Performance Goals that must be achieved as a condition to the exercise of the Appreciation Right.

          10.6.8. May provide for the effect on the Appreciation Right or any shares of Common Stock issued, or other payment made, with respect to the Appreciation Right of any conduct of the

               Participant   determined   by  the  Committee  to  be  injurious,
               detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary.

     10.7.It is contemplated that most or all Appreciation Rights granted under the Plan will be designed, granted and administered in a manner such that the Appreciation Right will not be deemed to provide for a deferral of compensation subject to Code section 409A. If the Committee intends for any Appreciation Right to be subject to Code section 409A, or potentially subject to Code section 409A, the Evidence of Award in respect of such Appreciation Right shall designate such Appreciation Right as a "409A Appreciation Right," and the terms of the grant shall in all respects comply with, and the grant shall in all respects be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause an Appreciation Right (other than an Appreciation Right designated as a 409A Appreciation Right) to be considered as providing for a deferral of compensation subject to Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

11. Restricted Shares. The Committee may grant Awards of Restricted Shares to such Eligible Persons, for such number of shares, and subject to such terms and conditions, as the Committee may determine in accordance with this
     Section 11. Each grant or sale of Restricted Shares will constitute an immediate transfer of ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling the Participant to voting and other ownership rights, but subject to the restrictions set forth in this Section 11. Such Awards may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions of this Section 11, to the extent applicable to the particular grant or sale:

     11.1.Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant.

     11.2. Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Shares are subject to any restrictions.

     11.3.Each grant or sale will provide that the Restricted Shares will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including without limitation a restriction that constitutes a "substantial risk of forfeiture" within the meaning of section 83 of the Code and the regulations of the Internal Revenue Service under such section.

     11.4.Any grant or sale may specify the Performance Goals that, if achieved, will result in the termination or early termination of the restrictions applicable to the Restricted Shares. Alternatively, a grant or sale may be made pursuant to an incentive program adopted and administered in accordance with Section 15.

     11.5.Except as otherwise provided in the applicable Evidence of Award or in Section 17, shares covered by a Restricted Shares Award shall be forfeited if and when, during the restricted period as to such shares, and prior to the vesting of such shares, the Participant's Continuous Status terminates or any condition to which the vesting of such shares is subject can no longer be satisfied. It is contemplated that an Evidence of Award (i) may provide for the Participant to vest as to a pro rata portion of a Restricted Shares Award if the termination of his or her Continuous Status is due to death, Disability or retirement after attaining age 62 and completing five years of service, (ii) may permit the grantee, in the event of a Change in Control of the Corporation occurring during the applicable restricted period, to elect to become vested as to a pro rata portion of a Restricted Shares Award and to forfeit the balance of the Award, and (iii) may provide for a Restricted Shares Award to become fully vested in certain events, or in all events, upon the occurrence of a Change in Control. In all events, however, shares covered by a Restricted Shares Award shall be forfeited if, during the restricted period as to such shares, the Participant's Continuous Status is terminated for Cause.

     11.6.Each grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include without limitation rights of repurchase or first refusal in favor of the Corporation or provisions subjecting the Restricted Shares to continuing restrictions in the hands of any transferee).

     11.7.Any grant or sale may provide for the effect on the Restricted  Shares or any shares of Common Stock issued free of restrictions, or other payment made, with respect to the Restricted Shares of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary.

     11.8.It is  contemplated  that most or all  Restricted  Shares  Awards made under the Plan will be designed, made and administered in a manner such that they will not be deemed to provide for a deferral of compensation subject to Code section 409A. If the Committee intends for any Restricted Shares Award to be subject to Code section 409A, or potentially subject to Code section 409A, the Evidence of Award in respect of such Restricted Shares Award shall designate such Restricted Shares Award as a "409A Restricted Shares Award," and the terms of the grant shall in all respects comply with, and the grant shall in all respects be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause a Restricted Shares Award (other than a Restricted Shares Award designated as a 409A Restricted Shares Award) to be considered as providing for a deferral of compensation subject to Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

12. Unrestricted Shares. The Committee may grant Awards of Common Stock to Eligible Persons in consideration of the Eligible Person's previously performed services or surrender of other compensation that may be due.

13. Deferred Shares. The Committee may grant Awards of Deferred Shares to such Eligible Persons, for such number of shares, and subject to such terms and conditions, as the Committee may determine in accordance with this Section
     13. Each grant or sale of Deferred Shares will constitute an agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Such Awards may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions of this Section 13, to the extent applicable to the particular grant or sale:

     13.1.Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

     13.2.Each grant or sale will provide that the Deferred Shares will be subject to a Deferral Period, which will be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control or other similar transaction or event.

     13.3.During the Deferral Period, the Participant will not have any right to transfer any rights under the Deferred Shares, will not have any rights of ownership in the Deferred Shares and will not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or Common Stock on a current, deferred or contingent basis.

     13.4.Any grant or sale may  provide for the effect on the  Deferred  Shares or any shares of Common Stock issued free of restrictions, or other payment made, with respect to the Deferred Shares of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary.

     13.5.To the extent a Deferred Shares Award provides for a deferral of compensation subject to Code section 409A, the Award shall in all respects comply with, and be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause a Deferred Shares Award not to comply with any applicable requirements of Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

14. Performance Units. The Committee may grant Awards of Performance Units, which will become payable upon achievement of specified Performance Goals, to such Eligible Persons, and upon such terms and conditions, as the Committee may determine in accordance with this Section 14. Such Awards may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions of this Section 14, to the extent applicable to the particular grant:

     14.1.Each grant will specify the number of Performance Units to which it relates.

     14.2.The Performance Period with respect to each Performance Unit will be determined by the Committee at the time of grant.

     14.3.Each grant will specify the Performance Goals that, if achieved, will result in the payment of the Performance Units.

     14.4.Each grant will specify the time and manner of payment of  Performance
          Units which have become payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.

     14.5.Any grant of Performance Units may specify that the amount payable, or the number of shares of Common Stock issued, with respect to the Performance Units may not exceed maximums specified by the Committee on the Date of Grant.

     14.6.Any grant may provide for the effect on the Performance Units or any shares of Common Stock issued, or other payment made, with respect to the Performance Units of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary.

     14.7.To the extent a Performance Units Award provides for a deferral of compensation subject to Code section 409A, the Award shall in all respects comply with, and be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause a Performance Units Award not to comply with any applicable requirements of Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

15.  Incentive Programs.

     15.1.The Committee may adopt incentive  programs from time to time pursuant to which designated Eligible Persons may earn Incentive Compensation, payable in cash or Common Stock or both, in the event specified Performance Goals are achieved during a specified Performance Period. Such programs may provide for either or both the payment of cash compensation or the issuance of Options, Appreciation Rights,
          Restricted Shares, Deferred Shares or Performance Units, the exercisability, vesting or payment of which are conditioned upon the achievement of such Performance Goals during such Performance Period.

     15.2.It is contemplated that most or all Incentive Compensation provided for or paid under an annual incentive program adopted under this
          Section 15 will be provided and paid in a manner such that it will not be deemed to involve a deferral of compensation subject to Code section 409A. To the extent an Award of Incentive Compensation under an incentive program that extends over two or more calendar years provides for a deferral of compensation subject to Code section 409A, the Award shall in all respects comply with, and be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan, the applicable incentive program or the applicable Evidence of Grant would cause an Incentive Compensation Award not to comply with any applicable requirements of Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan, such incentive program or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

16.  Awards for Directors.

     16.1.On January 1 of each year (or on the day when he or she first becomes a member of the Board in the case of a Non-Employee Director who first becomes a member of the Board otherwise than on January), each Non-Employee Director will be granted an Award in payment of, and having a fair market value (as hereinafter determined) on the Date of Grant equal to, a specified percentage of his or her retainer fee for serving on the Board during the period beginning on such January 1 (or such day on which he or she first became a Board member) and ending on the following December 31. The specified percentage will be determined by the Committee in its discretion; provided, however, that unless the Committee determines otherwise, the specified percentage will be 100%. The form of the Award will be determined by the Committee in its discretion; provided, however, that unless the Committee determines otherwise, the Award will be in the form of Deferred Shares that vest, subject to the Participant's Continuous Status, on the following January 1.

     16.2.It is contemplated that the Awards granted to Non-Employee Directors pursuant to this Section 16 will be designed, granted and administered in a manner such that they will not be deemed to provide for a deferral of compensation subject to Code section 409A. If the Committee intends for any Award under this Section 16 to be subject to Code section 409A, or potentially subject to Code section 409A, the Evidence of Award in respect of such Award shall designate such Award as a "409A Award" and the terms of the Award shall in all respects comply with, and the grant shall in all respects be administered in accordance with, the requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A. To the extent any provision of this Plan or the applicable Evidence of Grant would cause any Award under this Section 16 (other than an Award designated as 409A Award) to be considered as providing for a deferral of compensation subject to Code section 409A, such provision shall have no operative effect pending its correction pursuant to an amendment of the Plan or such Evidence of Grant that is effective retroactive to a date on or before the applicable Date of Grant.

     16.3. For purposes of this Section 16:

          16.3.1. The fair market value of a Stock Option or an Appreciation Right awarded to a Director will be determined by the Committee using the Black-Scholes Option Pricing Model; a generally accepted binomial pricing model that takes into account as of the Date of Grant (A) the Option Price or Grant Price, as applicable,
               (B) the expected term of the Stock Option or Appreciation  Right,
               (C) the Market Value per Share of the Common Stock on the Date of Grant, (D) the volatility of the Common Stock, (E) the expected dividends on the Common Stock and (F) the risk-free interest rate for the expected term of the Stock Option or Appreciation Right; or any other pricing model used by the Corporation to value Stock Options for financial reporting purposes.

          16.3.2. The fair market value of a Deferred Share, a Restricted Share or a Performance Share awarded to a Director will be equal to the Market Value per Share of the Common Stock on the Date of Grant without regard to any restrictions, limitations or conditions with respect to such Award.

          16.3.3. The fair market value of a Performance Unit awarded to a Director will be its stated value.

          16.3.4. The date of an annual meeting of shareholders of the Corporation is the date on which the meeting is convened or, if later, the date of the last adjournment thereof.

17.  Change in Control Provisions.

     17.1.The effect of the occurrence of a Change in Control on an Award shall be determined by the Committee, in its discretion, except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award.

     17.2.Nothing contained in the Plan or any Evidence of Award shall be construed to give a Participant the right to enjoin the Corporation or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on outstanding Awards. Any right of a Participant, beneficiary or other person respecting such a corporate action shall be limited to a claim for actual damages and attorneys fees.

18. Transferability. Unless the Committee determines otherwise on or after the Date of Grant, (i) no Award will be transferable by a Participant other than by will or the laws of descent and distribution, and (ii) no Stock Option or Appreciation Right granted to a Participant will be exercisable during the Participant's lifetime by any person other than the Participant or his or her guardian or legal representative.

19. Designation of Beneficiary. A Participant may designate a beneficiary or beneficiaries to receive rights exercisable, or amounts or property payable, under an Award following the Participant's death. Such designation may be changed or canceled at any time without the consent of such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. Any exercise of a Stock Option or Appreciation Right following the Participant's death must be made by the Participant's beneficiary, or by the legatee thereof under the Participant's last will if no validly designated beneficiary survives the Participant and such will specifically disposes of such Award, or by the Participant's personal representative if no validly designated beneficiary and no such specific legatee survives the Participant. If a Participant's beneficiary, specific legatee or personal representative shall be entitled to exercise any Stock Option or Appreciation Right pursuant to the preceding sentence, such beneficiary, specific legatee or personal representative shall be bound by all the terms and conditions of the Plan and the applicable Evidence of Award which would have applied to the Participant.

20. Adjustments. The Committee may make or provide for such adjustments in (i) the maximum number of shares of Common Stock specified in Sections 6 and 7,
     (ii) the number of shares of Common Stock covered by outstanding Stock Options, Appreciation Rights, Deferred Shares and stock-denominated Performance Units granted under the Plan, (iii) the Option Price or Grant Price applicable to any Stock Options and Appreciation Rights, and (iv) the kind of shares covered by any such Awards (including shares of another issuer), as the Committee in its discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants and Directors that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (y) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection with such substitution the surrender of all Awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the Evidence of Award under the Plan that the holder of the Award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award.

21. Fractional Shares. The Corporation will not be required to issue any fractional share of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

22. Settlement by Subsidiaries. Settlement of Awards held by employees of a Subsidiary shall be made by and at the expense of the Subsidiary.

23. Withholding Taxes. To the extent that an Employer is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under the Plan, and the amounts available to such Employer for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to such Employer for payment of the balance of such taxes required to be withheld. In addition, if permitted by the
     Committee, the Participant or such other person may elect to have any withholding obligation of such Employer satisfied with shares of Common Stock that would otherwise be transferred to the Participant or such other person in payment of the Participant's Award. However, without the consent of the Committee, shares of Common Stock will not be withheld in excess of the minimum number of shares required to satisfy such Employer's withholding obligation.

24.  Nature of Payments

     24.1.Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Employers by the Participant.

     24.2.All such grants and  issuances  shall  constitute a special  incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Employers or under any agreement between an Employer and the
          Participant, unless such plan or agreement specifically provides otherwise.

25. Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Employers from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

26.  Administration of the Plan.

     26.1.Unless the administration of the Plan has been expressly assumed by the Board pursuant to a resolution of the Board, the Plan will be administered by the Committee, which at all times will consist of two or more Directors appointed by the Board, all of whom (i) will meet all applicable independence requirements of the Nasdaq Stock Market or the principal national securities exchange on which the Common Stock is traded and (ii) will qualify as "non-employee directors" as defined in Rule 16b-3 and as "outside directors" as defined in regulations adopted under section 162(m) of the Code, as such terms may be amended from time to time. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

     26.2.The Committee has the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing an Award. The interpretation and construction by the Committee of any such provision and any determination by the Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.

     26.3.The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Evidences of Award, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, and (c) the treatment of leaves of absence pursuant to
          Section 3.9 above.

27.  Amendments and Other Matters.

     27.1.The Plan may be amended from time to time by the Committee or the Board but may not be amended without further approval by the shareholders of the Corporation if such amendment would result in the Plan no longer satisfying any applicable requirements of the Nasdaq Stock Market (or the principal national securities exchange on which the Common Stock is traded) or Rule 16b-3.

     27.2.Neither the  Committee  nor the Board will  authorize the amendment of any outstanding Stock Option to reduce the Option Price without the further approval of the shareholders of the Corporation. Furthermore, no Stock Option will be cancelled and replaced with Stock Options having a lower Option Price without further approval of the shareholders of the Corporation. This Section 27.2 is intended to prohibit the repricing of "underwater" Stock Options and will not be construed to prohibit the adjustments provided for in Section 20.

     27.3.Notwithstanding any provision of the Plan or any applicable incentive program or Evidence of Award to the contrary, the Plan and all Awards granted to individuals who then are subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to conform to such applicable exemptive rule.

     27.4.The Committee may also permit Participants and Directors to elect to defer the issuance of Common Stock or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. The provisions of this Section 27.4 are subject to any contrary requirements of paragraphs (2), (3) and (4) of subsection (a) of Code section 409A with respect to Awards that provide for a deferral of compensation subject to Code section 409A.

     27.5.The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.

     27.6.The Plan does not confer upon any Participant any right with respect to continuance of employment or other service with any Employer, nor will it interfere in any way with any right an Employer otherwise would have to terminate such Participant's employment or other service at any time.

     27.7.If the Committee determines, with the advice of legal counsel, that any provision of the Plan would prevent the payment of any Award intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code from so qualifying, such Plan provision will be invalid and cease to have any effect without affecting the validity or effectiveness of any other provision of the Plan.

28. Governing Law. The Plan, all Awards and all actions taken under the Plan and the Awards will be governed in all respects in accordance with the laws of the State of Indiana, including without limitation, the Indiana statute of limitations, but without giving effect to the principles of conflicts of laws of such State.